united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

ANNUAL REPORT

June 30, 2017

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Shareholder:

We are pleased to present the annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2017.

If you have ever watched any of the cable business channels (like Fox Business Channel, Bloomberg, or CNBC), you know that it is akin to information overload. Multiple tickers scrolling at the bottom, graphics along the side, and talking heads in the middle. They are always interviewing people who seem to know everything about the present, but nothing about the future. And yet you feel the need to watch because you might miss out on something.

In the past, one could make the argument that your viewership was warranted. After all, the stock market was a multi-faceted enigma with many moving parts—supply, demand, earnings, products, economics, government, domestic, and international. Over the course of the current bull market though, each of these factors has diminished dramatically in importance in favor of one thing: what is the Federal Reserve going to do next? Lower interest rates, more quantitative easing, or raising interest rates and tapering? For those of you with a few gray hairs, you may remember Marty Zweig who appeared on Louis Rukeyser’s Wall Street Week. He had the famous saying, “don’t fight the Fed.” Though he had other sayings as well, I don’t think he realized how important those four words would be in our current market environment.

Since the bull market began in 2008, your investment outlook boiled down to one binary decision: if the Fed was lowering interest rates and/or adding money to the economy (via some sort of stimulus like quantitative easing), then you should be buying stocks. End of story. In the past, this easy credit and monetary stimulus flowed down to Main Street ending up in a growing economy (as measured by GDP) with greater employment, greater spending, greater profits, and thereby greater stock prices.

This bull market, though, didn’t come from Main Street. It came directly from Wall Street. As the Fed conducted its stimulus (by buying US Treasury Bonds and Mortgage Securities), the big banks (the sellers of these bonds) simply pocketed the money and put that money on deposit back at the Federal Reserve (which is why the Fed is sometimes called the bank’s bank). The banks, instead of making new loans with these proceeds and revving up the economy, simply played the market, buying up stocks for their own portfolios.

The Federal Reserve would typically start to raise rates and pull money out of the economy once the economy became overheated. I think we can all agree that this economy is not overheating. What is overheating, though, is the stock market, and this is where the Federal Reserve is now putting its attention. They are now concerned with a stock market bubble, not an economic bubble. Federal Reserve Bank of San Francisco President John Williams recently said in an interview that the stock market rally “still seems to be running very much on fumes.” Gently popping a stock market bubble with an economy that most agree is tepid at best, will be a delicate task for the Federal Reserve.

If the Federal Reserve continues to raise rates (it has already ceased any monetary stimulus), the stock market could decline putting an already fragile economy into recession. In a perverse turn of events, the higher interest rates incentivize the aforementioned banks to keep their money in reserve at the Fed (through higher interest payments) at the exact time this money is needed in the Main Street economy to fend off a recession.

We are definitely in uncharted territory here for the Fed: how to gently pop the stock market bubble without putting the economy in a tailspin. Or will the Fed cry “wolf” at the first painful downturn and reverse policy, saving its political face but losing all economic credibility. As investors, prior to 2017, we could always say that we would review our portfolio when the Fed started to change course. Well, that day is upon us now. As the saying goes, things happen slowly at first, then all at once. No one knows the future, of course, but now may be the time for clients to take their portfolios off autopilot and talk with their advisers.

Here is a brief overview of each Fund:

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All Asset Fund: FXMAX
Investment Strategy

The PSI All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

We use a two-pronged approach in making investment decisions for the Fund. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

Overall, the All Asset Fund did well over the past 12 months ended June 30, 2017. We beat our benchmark and gave our shareholders a positive return for the period.

The S&P500 continued its bullish run and ended the second quarter of 2017 near its all-time highs. Momentum continues to be the best performing factor year-to-date across many sectors and geographies. The markets exhibited a lack of volatility where the VIX saw record lows in the second quarter, where it touched levels not seen since 2006. The All Asset Fund is designed to capitalize on dispersion caused by price volatility and the current environment has not been favorable. What comes next is anybody’s guess but using history as a guide, low volatility levels are not expected to continue forever.

The Fund had slightly negative performance during second quarter, but still provided positive returns over the last one-year period. It maintained an overall risk-on stance during all quarters where it took larger exposure long trades and smaller exposure short trades. The graphs below show how the five trend sub-models have been positioned over the past 12 months.

3596-NLD-8/8/2017

Regardless of how the markets unfold during the remainder of 2017, we believe that the All Asset Fund has the tool-set to be correctly positioned in the direction of the long-term trend with additional stability and diversification provided by the mean reversion component.

The return for the All Asset Fund was 8.94% for the 1-year period ended June 30, 2017, and 4.09% over the six months ended June 30, 2017. The return for the HFRI Macro: Systematic Diversified Index (the benchmark PSI uses for the All Asset Fund) was -7.71% for the 1-year period ended June 30, 2017, and -2.78% over the six months ended June 30, 2017.

Total Return Fund: FXBAX
Investment Strategy

The PSI Total Return Fund seeks to provide conservative growth using primarily fixed-income investments. The Fund attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

The past year was very eventful for the markets, including bond prices. The U.S. bond market had its worst performance in 12 years during November 2016, and the Total Return Fund saw a slight decrease as it got caught holding both U.S. government and high yield bonds. The Fund moved to cash to avoid more loses; however, the Fund moved back to capture some of the December gains. The Fund has been almost fully invested in high yield bonds during the first half of 2017, so we have captured most of the gains over the last six months. We like to see a slow and steady increase in bond prices. However, whatever direction the market takes, we will be ready to respond appropriately.

The Total Return Fund returned 1.21% for the 1-year period ended June 30, 2017, and 2.48% over the six months ended June 30, 2017. The return for the Barclays Capital U.S. Aggregate Bond Index (the benchmark PSI uses for the Total Return Fund) was -0.31% for the 1-year period ended June 30, 2017, and 2.27% over the six months ended June 30, 2017.

Strategic Growth Fund: FXSAX
Investment Strategy

The PSI Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

3596-NLD-8/8/2017

So far, the Strategic Growth Fund has had a solid 2017. The Fund had consistent returns for each of the preceding four quarters and is up 12.03% over the last 12 months ended June 30, 2017. The low volatility market environment we have been in poses challenges to tactical trading strategies like ours. Nonetheless, our strategy produced results that were good both in absolute and relative terms. Generally, we have seen a higher incidence of days where our models are in cash due to this low volatility. We believe our returns are good when one accounts for the days spent in cash. As the market becomes more volatile, we expect our Fund to do even better. While we can’t predict exactly when such a transition will occur, we do note that on the more volatile days during the quarter, we have done well. Both pair trades have performed well over the six month period ended June 30, 2017 and our directional trading models caught a few really big up days and had relatively shallow losing days.

The Strategic Growth Fund returned 12.03% for the 1-year period ended June 30, 2017, and 7.81% over the six months ended June 30, 2017. The return for the HFRI Macro: Systematic Diversified Index (the benchmark PSI uses for the Strategic Growth Fund) was -7.71% for the 1-year period ended June 30, 2017, and -2.78% over the six months ended June 30, 2017.

Tactical Growth Fund: FXTAX
Investment Strategy

The PSI Tactical Growth Fund provides investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

Now that the post-election Trump rally has subsided (by that we mean that volatility has returned to more normal parameters), it behooves us to do a little post-mortem on the markets to see how the typical “buy the rumor, sell the news” axiom is currently working. For the buy the rumor part, the fourth quarter of 2016 and first quarter of 2017 gave us ample evidence that the market is ready to look past any temporary setbacks in favor of what might lie ahead for the market’s longer-term in the wake of campaign promises and a Republican majority in the House, Senate, and in the White House. Threats of rising interest rates from the Federal Reserve and a possible sub-par GDP number for the first quarter of 2017, along with a continual barrage of bad news from the retail sector, were easily ignored in favor of whatever Tweet might come out that morning announcing work on tax cuts, repeal of Obamacare, etc. While we have not yet reached the sell the news part (as the markets have tended to pause in their uptrend rather than have any sustained downward movement), there will likely come a time where the soft data of feelings and expectations will meet the hard data of accounting numbers and economic reports.

It is very tempting to look at the Trump rally and conclude “things are different now” and therefore re-orient the Tactical Growth Fund’s parameters. One might reflexively say that we should become more aggressive in general. The Fund is reviewed on a quarterly basis to see if the parameters underlying its strategy have markedly changed. If you only look at the post-election timeframe, you might conclude that the market only goes up and risk management should be minimized in favor of greater market exposure. Our timeframe goes back much further, though. We review many years of data and, therefore, an emotion-filled rally will not dramatically sway the Fund. We believe that eventually the hangover will wear off and we need to be ready for that period as well. To that end, we continue along with our steady approach, un-swayed by the Tweet of the day.

The Fund underperformed for the first quarter of 2017. When you analyze the returns, most of the underperformance occurred in March. In January and February, the combined return outperformed its benchmark. In March, however, the quantitative model had the Fund positioned into a few sectors that caused some losses, resulting in the Fund’s 90 basis point loss for the month. During the second quarter, the Fund rebounded and was up 2.83%

3596-NLD-8/8/2017

As a review, the Fund cannot keep up with a straight-up bull market which is why we saw underperformance during the Trump-bump of the fourth quarter 2016 and the first quarter of 2017, compared to the S&P 500. This is due to the fact that we hold cash positions at times and invest in more conservative asset classes at times, all per our pre-defined strategy. Now that returns are more variable, the portfolio has a chance to outperform a similar buy-and-hold portfolio, with presumably less risk as it was designed (with the usual caveat that past performance is not a guarantee of future performance). We are watching very carefully to see if the nature of this market changes which might lead us to make changes to the set of asset classes in which we invest.

Tactical Growth returned 2.94% for the 1-year period ended June 30, 2017, and 5.23% over the six months ended June 30, 2017. The return for the HFRI Macro: Systematic Diversified Index (the benchmark PSI uses for the Tactical Growth Fund) was -7.71% for the 1-year period ended June 30, 2017, and -2.78% over the six months ended June 30, 2017.

Calendar Effects Fund: FXCAX
Investment Strategy

The PSI Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (IP) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

During the second half of 2016, the Calendar Effects Fund missed the first day of the Brexit scare and remained mostly in cash during the third quarter. This quantitative model went long in late October in time to catch the falling knife of investors worried about a Hillary presidency. The typical election historical patterns were thrown out the window with the Trump election. The Fund went to cash just as the Trump bounce occurred. Long story short, we missed the entire end-of-year rally.

Calendar Effects made modest gains during the first and second quarters of 2017. It remained in cash for most of the first quarter, but did make four trades—three of which were profitable, capturing small profits. During March 2017, the Fund was able to outperform the market (which was flat), making over 1%. The reason for the outperformance was the fact that the Fund remained mostly in cash during the market’s drawdown in early March, re-entering the market near the bottom the last few days of the quarter to boost its return.

The Fund was up 1.67% for the second quarter, adding to its gains in the first quarter of 2017. It made four trades during the quarter, one was flat, one was down, and two trades were up. The program remained in cash for most of April and avoided the markets’ losses. In late April, the program loaded up on equities as was able to capture the markets’ rebound. During the summer, the Fund tends to remain more in cash as the quantitative research validates that the market tends to underperform during this period.

Calendar Effects returned -1.93% for the 1-year period ended June 30, 2017, and 3.61% over the six months ended June 30, 2017. The return for the Dow Jones Moderately Conservative US Index (the benchmark PSI uses for the Calendar Effects Fund) was 6.61% for the 1-year period ended June 30, 2017, and 4.51% over the six months ended June 30, 2017.

We continue to have confidence that substantial exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

3596-NLD-8/8/2017

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

DEFINITIONS

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

HFRI Macro: Systematic Diversified Index: The HFRI Macro: Systematic Diversified Index measures systematic diversified strategies that incorporate investment processes that use mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning. These types of strategies are designed to identify opportunities in markets exhibiting trending or momentum characteristics across select instruments or asset classes. The strategies typically use quantitative processes that focus on statistically robust or technical patterns in the return series of the asset, and usually focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. You cannot invest directly in an index.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results,

3596-NLD-8/8/2017

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2017
PSI All Asset Fund – Class A	8.94%	(0.81)%	(1.73)%
PSI All Asset Fund – Class A with load	2.73%	(1.98)%	(2.58)%
S&P 500 Total Return Index ***	17.90%	14.63%	15.13%
HFRI Macro: Systematic Diversified Index ****	(7.71)%	0.67%	1.46%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.64%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

(1)The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2017:

% of Net Assets
Exchange Traded Funds	79.6%
Other Assets less Liabilities, Net	20.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2017
PSI Total Return Fund – Class A	1.21%	(0.87)%	(0.66)%
PSI Total Return Fund – Class A with load	(4.64)%	(2.04)%	(1.51)%
Barclays Aggregate Bond Index***	(0.31)%	2.21%	2.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.83%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2017:

% of Net Assets
Exchange Traded Funds	36.0%
Mutual Funds	35.3%
Other Assets less Liabilities, Net	28.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2017
PSI Strategic Growth Fund – Class A	12.03%	2.82%	3.02%
PSI Strategic Growth Fund – Class A with load	5.54%	1.60%	2.13%
S&P 500 Total Return Index ***	17.90%	14.63%	15.13%
HFRI Macro: Systematic Diversified Index ****	(7.71)%	0.67%	1.46%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.15%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

(1)The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2017:

% of Net Assets

Exchange Traded Funds	74.9%
Other Assets less Liabilities, Net	25.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2017
PSI Tactical Growth Fund – Class A	2.94%	1.91%	1.68%
PSI Tactical Growth Fund – Class A with load	(2.97)%	0.72%	0.80%
S&P 500 Total Return Index ***	17.90%	14.63%	15.13%
HFRI Macro: Systematic Diversified Index ****	(7.71)%	0.67%	1.46%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 3.08%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

(1)The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2017:

% of Net Assets
Exchange Traded Funds	75.0%
Mutual Fund	16.3%
Other Assets less Liabilities, Net	8.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Calendar Effects Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

	One	Inception** -
	Year	June 30, 2017
PSI Calendar Effects Fund – Class A	(1.93)%	0.72%
PSI Calendar Effects Fund – Class A with load	(7.54)%	(0.89)%
S&P 500 Total Return Index ***	17.90%	11.52%
Dow Jones Moderately Conservative US Portfolio Index ****	6.61%	5.81%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.32%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2017:

% of Net Assets
Exchange Traded Funds	92.8%
Other Assets less Liabilities, Net	7.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 79.6%
	SPECIALTY FUND - 79.6%
94,570	Deutsche X-trackers MSCI Japan Hedged Equity ETF	$3,682,556
114,315	iShares MSCI Japan ETF	6,133,000
93,656	SPDR Technology Select Sector Fund	5,124,855
84,661	SPDR Utilities Select Sector Fund	4,398,986
	TOTAL EXCHANGE TRADED FUNDS (Cost - $19,364,574)	19,339,397

	TOTAL INVESTMENTS - 79.6% (Cost - $19,364,574)(a)	$19,339,397
	OTHER ASSETS LESS LIABILITIES - NET - 20.4%	4,957,958
	NET ASSETS - 100.0%	$24,297,355

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,412,232 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,205
Unrealized depreciation:	(74,040)
Net unrealized depreciation:	$(72,835)

See accompanying notes to Financial Statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 36.0%
	BOND FUNDS - 36.0%
6,523	iShares JP Morgan USD Emerging Markets Bond ETF	$745,970
56,051	PIMCO Enhanced Short Maturity Active ETF	5,701,508
25,576	PowerShares Emerging Markets Sovereign Debt Portfolio	748,610
61,228	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	2,800,569
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,976,751)	9,996,657

	MUTUAL FUNDS - 35.3%
	BOND FUNDS - 35.3%
505,618	PIMCO High Yield Fund - Institutional Class	4,550,562
232,258	RidgeWorth Seix High Income Fund - Class I	1,502,711
242,371	Transamerica High Yield Bond - Class I	2,275,862
186,567	Western Asset High Yield Fund - Class I	1,507,464
	TOTAL MUTUAL FUNDS (Cost - $9,751,206)	9,836,599

	TOTAL INVESTMENTS - 71.3% (Cost - $19,727,957)(a)	$19,833,256
	OTHER ASSETS LESS LIABILITIES - NET - 28.7%	7,970,629
	NET ASSETS - 100.0%	$27,803,885

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,727,957 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$105,483
Unrealized depreciation:	(184)
Net unrealized appreciation:	$105,299

See accompanying notes to Financial Statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 74.9%
	BOND FUNDS - 19.6%
40,348	PIMCO Enhanced Short Maturity Active ETF	$4,104,199

	LARGE CAP GROWTH - 55.3%
92,159	Direxion Daily S&P 500 Bull 3X Shares *	3,145,387
26,426	ProShares Short QQQ *	1,069,460
23,250	ProShares Ultra S&P500	2,079,713
20,192	ProShares UltraPro S&P 500	2,097,343
124,740	ProShares UltraShort QQQ *	2,177,960
4,314	SPDR S&P 500 ETF Trust	1,043,125
		11,612,988

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,643,662)	15,717,187

	TOTAL INVESTMENTS - 74.9% (Cost - $15,643,662)(a)	$15,717,187
	OTHER ASSETS LESS LIABILITIES - NET - 25.1%	5,265,361
	NET ASSETS - 100.0%	$20,982,548

*	Non-income producing security.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,763,310 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$104,856
Unrealized depreciation:	(150,979)
Net unrealized depreciation:	$(46,123)

See accompanying notes to Financial Statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 75.0%
	BOND FUNDS - 20.0%
29,597	iShares 20+ Year Treasury Bond ETF	$3,703,177

	LARGE CAP GROWTH - 5.0%
7,963	ProShares Ultra QQQ	918,293

	SPECIALTY FUNDS - 50.0%
19,457	First Trust Dow Jones Internet Index Fund *	1,843,356
41,836	iShares iBoxx $ High Yield Corporate Bond ETF	3,697,884
28,424	iShares MSCI EAFE ETF	1,853,245
5,945	iShares Nasdaq Biotechnology ETF	1,843,426
		9,237,911

	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,868,346)	13,859,381

	MUTUAL FUND - 16.3%
237,932	KCM Macro Trends Fund - Class R-1 (Cost - $2,839,183)	3,016,982

	TOTAL INVESTMENTS - 91.3% (Cost - $16,707,529)(a)	$16,876,363
	OTHER ASSETS LESS LIABILITIES - NET - 8.7%	1,616,962
	NET ASSETS - 100.0%	$18,493,325

*	Non-income producing security.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,807,021 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$181,066
Unrealized depreciation:	(111,724)
Net unrealized appreciation:	$69,342

See accompanying notes to Financial Statements.

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 92.8%
	BOND FUNDS - 23.8%
23,928	Guggenheim Ultra Short Duration ETF	$1,203,579
1,527	iShares iBoxx $ Investment Grade Corporate Bond	184,019
1,652	iShares National Muni Bond ETF	181,918
7,064	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	216,441
7,659	VanEck Vectors AMT-Free Intermediate Municipal Index ETF	183,203
2,580	Vanguard Intermediate-Term Bond ETF	218,087
2,710	Vanguard Short-Term Bond ETF	216,394
		2,403,641
	LARGE CAP GROWTH FUNDS - 69.0%
14,786	iShares Russell 1000 Growth ETF	1,759,830
12,811	iShares S&P 500 Growth ETF	1,753,185
18,081	ProShares Ultra Dow30	1,767,779
14,722	ProShares Ultra QQQ	1,697,741
		6,978,535

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,515,000)	9,382,176

	TOTAL INVESTMENTS - 92.8% (Cost - $9,515,000)(a)	$9,382,176
	OTHER ASSETS LESS LIABILITIES - NET - 7.2%	723,681
	NET ASSETS - 100.0%	$10,105,857

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,541,542 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$15,214
Unrealized depreciation:	(174,580)
Net unrealized depreciation:	$(159,366)

See accompanying notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$19,364,574	$19,727,957	$15,643,662	$16,707,529	$9,515,000
At value	$19,339,397	$19,833,256	$15,717,187	$16,876,363	$9,382,176
Cash & Cash Equivalents	1,021,312	5,275,274	891,320	5,111,425	1,030,423
Receivable for securities sold	28,233,020	5,483,064	7,520,308	33,531,304	—
Receivable for Fund shares sold	25,074	274	26,608	324	19,131
Dividends and interest receivable	1,868	62,220	26,774	546	862
Prepaid expenses and other assets	19,147	20,651	20,371	22,619	1,507
TOTAL ASSETS	48,639,818	30,674,739	24,202,568	55,542,581	10,434,099

LIABILITIES
Payable for securities purchased	24,264,898	2,800,752	3,151,416	36,987,526	—
Payable for Fund shares redeemed	14,582	18,175	6,418	22,672	291,531
Investment advisory fees payable	14,710	13,534	12,050	8,452	87
Payable to related parties	10,552	10,051	14,015	11,552	13,978
Distribution (12b-1) fees payable	5,035	5,846	4,277	3,863	2,192
Non 12b-1 shareholder servicing fees payable	7,304	8,369	9,615	386	1,395
Accrued expenses and other liabilities	25,382	14,127	22,229	14,805	19,059
TOTAL LIABILITIES	24,342,463	2,870,854	3,220,020	37,049,256	328,242
NET ASSETS	$24,297,355	$27,803,885	$20,982,548	$18,493,325	$10,105,857

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$30,379,179	$33,335,727	$21,421,784	$19,148,914	$10,348,141
Accumulated undistributed net investment income (loss)	(109,975)	618,578	(132,590)	(50,118)	(82,918)
Accumulated undistributed net realized loss from security transactions	(5,946,672)	(6,255,719)	(380,171)	(774,305)	(26,542)
Net unrealized appreciation (depreciation) of investments	(25,177)	105,299	73,525	168,834	(132,824)
NET ASSETS	$24,297,355	$27,803,885	$20,982,548	$18,493,325	$10,105,857

Net Asset Value Per Share:
Class A Shares:
Net Assets	$24,297,355	$27,803,885	$20,982,548	$18,493,325	$10,105,857
Shares of beneficial interest outstanding	2,808,559	3,200,660	2,000,698	1,955,546	1,036,336
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.65	$8.69	$10.49	$9.46	$9.75
Maximum offering price per share (maximum sales charges of 5.75%)	$9.18	$9.22	$11.13	$10.04	$10.34

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2017

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$209,078	$1,161,458	$138,068	$390,510	$87,273
Interest	17,281	11,889	13,302	8,092	8,632
TOTAL INVESTMENT INCOME	226,359	1,173,347	151,370	398,602	95,905
EXPENSES
Investment advisory fees	257,399	285,239	228,548	204,173	125,498
Distribution (12b-1) fees	64,350	79,233	57,137	53,832	31,375
Non 12b-1 shareholder servicing fees	45,990	52,728	39,132	34,976	1,865
Administrative services fees	44,001	43,749	44,001	43,599	25,410
Accounting services fees	25,355	25,687	24,748	23,999	25,188
Registration fees	24,412	25,418	25,725	22,587	31,025
Transfer agent fees	18,998	18,202	19,002	17,801	18,651
Trustees’ fees	16,270	14,294	12,399	12,501	14,600
Legal fees	13,511	10,001	10,001	10,001	12,501
Audit fees	19,143	12,475	18,872	11,400	15,070
Compliance officer fees	9,490	7,850	8,925	9,335	5,840
Printing expenses	7,343	5,179	3,800	2,537	3,010
Custodian fees	5,000	5,851	5,000	5,001	5,001
Other expenses	1,865	730	6,670	—	1,500
TOTAL EXPENSES	553,127	586,636	503,960	451,742	316,534
Less: Fees waived by Advisor	(64,193)	(32,221)	(70,202)	(43,237)	(78,536)
NET EXPENSES	488,934	554,415	433,758	408,505	237,998
NET INVESTMENT INCOME (LOSS)	(262,575)	618,932	(282,388)	(9,903)	(142,093)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	2,515,867	(233,464)	2,430,973	439,276	423,677
Distributions of realized gains by underlying investment companies	—	—	—	101,158	885
Net change in unrealized appreciation (depreciation) on investments	(34,727)	(97,888)	290,115	507	(631,983)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,481,140	(331,352)	2,721,088	540,941	(207,421)
NET INCREASE (DECREASE) IN NET ASSETS	$2,218,565	$287,580	$2,438,700	$531,038	$(349,514)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

FROM OPERATIONS
Net investment income (loss)	$(262,575)	$(398,853)	$618,932	$177,697
Net realized gain (loss) from security transactions	2,515,867	(1,105,560)	(233,464)	(422,173)
Distributions of realized gains by underlying investment companies	—	—	—	7,582
Net change in unrealized appreciation (depreciation) on investments	(34,727)	119,992	(97,888)	540,628
Net increase (decrease) in net operations	2,218,565	(1,384,421)	287,580	303,734

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(188,254)	(234,345)
Net decrease in net assets from distributions to shareholders	—	—	(188,254)	(234,345)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,793,971	47,166,880	9,793,306	35,169,686
Net asset value of shares issued in reinvestment of distributions	—	—	181,094	234,178
Redemption fee proceeds	202	1,552	250	397
Payments for shares redeemed	(13,716,941)	(29,819,454)	(15,140,599)	(18,647,679)
Net increase (decrease) in net assets from shares of beneficial interest	(4,922,768)	17,348,978	(5,165,949)	16,756,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,704,203)	15,964,557	(5,066,623)	16,825,971
NET ASSETS
Beginning of Year	27,001,558	11,037,001	32,870,508	16,044,537
End of Year *	$24,297,355	$27,001,558	$27,803,885	$32,870,508
* Includes accumulated/undistributed net investment income (loss) of:	$(109,975)	$(151,823)	$618,578	$187,900

SHARE ACTIVITY
Class A:
Shares Sold	1,083,677	5,934,260	1,123,244	4,110,520
Shares Reinvested	—	—	21,406	28,012
Shares Redeemed	(1,675,394)	(3,876,516)	(1,749,954)	(2,184,222)
Net increase (decrease) in shares of beneficial interest outstanding	(591,717)	2,057,744	(605,304)	1,954,310

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

FROM OPERATIONS
Net investment income (loss)	$(282,388)	$(474,337)	$(9,903)	$(83,415)
Net realized gain (loss) from security transactions	2,430,973	(1,639,908)	439,276	(738,435)
Distributions of realized gains by underlying investment companies	—	—	101,158	10,961
Net change in unrealized appreciation (depreciation) on investments	290,115	(100,865)	507	(275,519)
Net increase (decrease) in net assets resulting from operations	2,438,700	(2,215,110)	531,038	(1,086,408)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(53,839)
From net realized gains	(155,912)	(348,744)	—	—
Net decrease in net assets from distributions to shareholders	(155,912)	(348,744)	—	(53,839)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	3,720,331	27,219,832	3,237,284	22,247,310
Net asset value of shares issued in reinvestment of distributions	155,200	348,716	—	53,699
Redemption fee proceeds	1,213	7,688	152	231
Payments for shares redeemed	(15,345,770)	(24,198,533)	(9,529,069)	(9,546,913)
Net increase (decrease) in net assets from shares of beneficial interest	(11,469,026)	3,377,703	(6,291,633)	12,754,327

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,186,238)	813,849	(5,760,595)	11,614,080

NET ASSETS
Beginning of Year	30,168,786	29,354,937	24,253,920	12,639,840
End of Year *	$20,982,548	$30,168,786	$18,493,325	$24,253,920
* Includes accumulated net investment loss of:	$(132,590)	$(120,281)	$(50,118)	$(40,215)

SHARE ACTIVITY
Class A:
Shares Sold	385,331	2,675,169	346,427	2,412,411
Shares Reinvested	15,967	34,289	—	5,973
Shares Redeemed	(1,599,969)	(2,390,794)	(1,029,464)	(1,022,454)
Net increase (decrease) in shares of beneficial interest outstanding	(1,198,671)	318,664	(683,037)	1,395,930

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Calendar Effects Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

FROM OPERATIONS
Net investment loss	$(142,093)	$(281,940)
Net realized gain from security transactions	423,677	1,624,637
Distributions of realized gains by underlying investment companies	885	897
Net change in unrealized appreciation (depreciation) on investments	(631,983)	986,687
Net increase (decrease) in net assets resulting from operations	(349,514)	2,330,281

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(499,581)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,132,216	7,901,198
Net asset value of shares issued in reinvestment	470,722	—
Redemption fee proceeds	32	1,175
Payments for shares redeemed	(10,633,398)	(13,215,650)
Net decrease in net assets from shares of beneficial interest	(8,030,428)	(5,313,277)

TOTAL DECREASE IN NET ASSETS	(8,879,523)	(2,982,996)

NET ASSETS
Beginning of Year	18,985,380	21,968,376
End of Year *	$10,105,857	$18,985,380
* Includes accumulated net investment loss of:	$(82,918)	$—

SHARE ACTIVITY
Class A:
Shares Sold	213,049	827,484
Shares Reinvested	49,394	—
Shares Redeemed	(1,056,223)	(1,371,136)
Net decrease in shares of beneficial interest outstanding	(793,780)	(543,652)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI All Asset Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$7.94	$8.22	$8.68	$8.61	$9.01
Activity from investment operations:
Net investment income (loss)(1)	(0.08)	(0.10)	(0.05)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.79	(0.18)	(0.41)	0.08	(0.41)
Total from investment operations	0.71	(0.28)	(0.46)	0.07	(0.40)
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Net asset value, end of year	$8.65	$7.94	$8.22	$8.68	$8.61
Total return (3)	8.94%	(3.41)%	(5.30)%	0.81%	(4.44)%
Net assets, end of year (000’s)	$24,297	$27,002	$11,037	$26,447	$39,771
Ratio of gross expenses to average net assets (4)	2.15%	1.98%	2.30%	1.95%	1.83%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.84	% (5)
Ratio of net investment income (loss) to average net assets (4)	(1.02)%	(1.36)%	(0.65)%	(0.12)%	0.12%
Portfolio Turnover Rate	7042%	7886%	4583%	3987%	4659%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Total Return Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$8.64	$8.66	$9.62	$9.43	$9.83
Activity from investment operations:
Net investment income (1)	0.17	0.10	0.03	0.04	0.06
Net realized and unrealized gain (loss) on investments	(0.07)	0.04	(0.78)	0.24	(0.26)
Total from investment operations	0.10	0.14	(0.75)	0.28	(0.20)
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.05)	(0.16)	(0.21)	—	(0.13)
Net realized gains	—	—	—	(0.09)	(0.07)
Total distributions	(0.05)	(0.16)	(0.21)	(0.09)	(0.20)
Net asset value, end of year	$8.69	$8.64	$8.66	$9.62	$9.43
Total return (3)	1.21%	1.69%	(7.82)%	3.04%	(2.08)%
Net assets, end of year (000’s)	$27,804	$32,871	$16,045	$32,879	$62,309
Ratio of gross expenses to average net assets (4)	1.85%	2.33%	1.96%	1.75%	1.66%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.75%	1.69	% (5)
Ratio of net investment income to average net assets (4)	1.95%	1.13%	0.30%	0.39%	0.59%
Portfolio Turnover Rate	1035%	1711%	1944%	2108%	1612%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Strategic Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$9.43	$10.19	$10.71	$10.15	$9.77
Activity from investment operations:
Net investment income (loss) (1)	(0.12)	(0.15)	(0.11)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments	1.25	(0.50)	(0.28)	0.74	0.64
Total from investment operations	1.13	(0.65)	(0.39)	0.65	0.66
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—	—	—	(0.01)	(0.19)
Net realized gains	(0.07)	(0.11)	(0.13)	(0.08)	(0.09)
Total distributions	(0.07)	(0.11)	(0.13)	(0.09)	(0.28)
Net asset value, end of year	$10.49	$9.43	$10.19	$10.71	$10.15
Total return (3)	12.03%	(6.45)%	(3.68)%	6.53%	6.86%
Net assets, end of year (000’s)	$20,983	$30,169	$29,355	$19,481	$14,063
Ratio of gross expenses to average net assets (4)	2.21%	1.98%	2.08%	2.45%	2.32%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	(1.24)%	(1.49)%	(0.93)%	(0.92)%	0.20%
Portfolio Turnover Rate	5910%	5232%	3517%	4725%	2634%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Tactical Growth Fund

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2017		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$9.19		$10.17	$10.67	$10.47	$9.74
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (2)	(0.05)	0.00 (2)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	0.27		(0.89)	(0.09)	1.02	0.93
Total from investment operations	0.27		(0.94)	(0.09)	0.94	0.84
Paid-in-Capital from redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—		(0.04)	(0.02)	—	—
Net realized gains	—		—	(0.39)	(0.74)	(0.11)
Total distributions	—		(0.04)	(0.41)	(0.74)	(0.11)
Net asset value, end of year	$9.46		$9.19	$10.17	$10.67	$10.47
Total return (3)	2.94%		(9.20)%	(0.81)%	9.11%	8.68%
Net assets, end of year (000’s)	$18,493		$24,254	$12,640	$21,890	$20,032
Ratio of gross expenses to average net assets (4)	2.10%		2.48%	2.42%	2.08%	2.13%
Ratio of net expenses to average net assets (4)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	(0.05)%		(0.57)%	(0.04)%	(0.79)%	(0.84)%
Portfolio Turnover Rate	5656%		5609%	5473%	1927%	2105%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Calendar Effects Fund

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
Class A Shares	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (1)

Net asset value, beginning of period	$10.37	$9.25	$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.11)	(0.14)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.10)	1.26	(0.70)		0.20
Total from investment operations	(0.21)	1.12	(0.79)		0.14
Paid-in-Capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)
Less distributions from:
Net realized gains	(0.41)	—	(0.10)		—
Net asset value, end of period	$9.75	$10.37	$9.25		$10.14
Total return (4)	(1.93)%	12.11%	(7.91)%		1.40	% (5)
Net assets, end of period (000’s)	$10,106	$18,985	$21,968		$38,120
Ratio of gross expenses to average net assets (6)	2.53%	2.00%	1.61%		2.11	% (7)
Ratio of net expenses to average net assets (6)	1.90%	1.90%	1.76	% (8)	1.90	% (7)
Ratio of net investment loss to average net assets (6)	(1.13)%	(1.47)%	(0.93)%		(0.89)	% (7)
Portfolio Turnover Rate	1576%	1762%	1455%		1038	% (5)

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF “), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TRF is a non-diversified fund. The AAF, SGF, TGF, and CEF are diversified funds. AAF seeks positive absolute returns with less volatility. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,339,397	$—	$—	$19,339,397
Total	$19,339,397	$—	$—	$19,339,397

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,996,657	$—	$—	$9,996,657
Mutual Funds	9,836,599	—	—	9,836,599
Total	$19,833,256	$—	$—	$19,833,256

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,717,187	$—	$—	$15,717,187
Total	$15,717,187	$—	$—	$15,717,187

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,859,381	$—	$—	$13,859,381
Mutual Funds	3,016,982	—	—	3,016,982
Total	$16,876,363	$—	$—	$16,876,363

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,382,176	$—	$—	$9,382,176
Total	$9,382,176	$—	$—	$9,382,176

The Funds did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014 through 2016, or expected to be taken in the Funds’ June 30, 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2017, AAF, TRF, SGF, TGF and CEF held $1,021,312, $5,275,274, $891,320, $5,111,425 and $1,030,423, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$1,461,496,222	$1,464,663,249
PSI Total Return Fund	285,255,863	292,366,333
PSI Strategic Growth Fund	1,173,093,952	1,186,085,512
PSI Tactical Growth Fund	1,066,503,959	1,071,828,475
PSI Calendar Effects Fund	182,943,816	191,781,255

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

During the year ended June 30, 2017, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI All Asset Fund	$257,399
PSI Total Return Fund	285,239
PSI Strategic Growth Fund	228,548
PSI Tactical Growth Fund	204,173
PSI Calendar Effects Fund	125,498

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2017 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Advisor), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the year ended June 30, 2017, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI All Asset Fund	$64,193
PSI Total Return Fund	32,221
PSI Strategic Growth Fund	70,202
PSI Tactical Growth Fund	43,237
PSI Calendar Effects Fund	78,536

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2017 will expire on June 30 of the following years:

Fund	June 30, 2018	June 30, 2019	June 30, 2020
PSI All Asset Fund	$74,900	$20,920	$64,193
PSI Total Return Fund	51,275	89,800	32,221
PSI Strategic Growth Fund	46,838	24,295	70,202
PSI Tactical Growth Fund	90,658	84,410	43,237
PSI Calendar Effects Fund	—	22,077	78,536

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and CEF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2017, AAF, TRF, SGF, TGF and CEF were charged $64,350, $79,233, $57,137, $53,832 and $31,375, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2017, the Distributor received $578 and $4,774 for AAF and TRF respectively in underwriting commissions for sales of Class A shares, of which $78 and $720 was retained by the principal underwrite or other affiliated broker-dealers. SGF, TGF and CEF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”),

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended June 30, 2017, AAF, TRF, SGF, TGF and CEF assessed redemption fees of $202, $250, $1,213, $152 and $32, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI All Asset Fund currently seeks to achieve their investment objective by investing a portion of its assets in iShares MSCI Japan ETF (“iShares”), a registered open-end investment company incorporated in the USA. The fund may redeem its investment from iShares at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of iShares. The Annual report of iShares, along with the report of the independent registered accounting firm, is included in the Portfolio’s N-CSR filing, dated October 31, 2016 available at www.sec.gov. As of June 30, 2017, the percentage of PSI All Asset Fund net assets invested in the iShares MSCI Japan ETF was 25.2%.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2017, Trust Company of America held 52.59%, 54.23%, 66.98% and 77.05% in AAF, TRF, TGF and CEF, respectively, while Ameritrade Inc. held 25.11% and 26.83% in AAF and TRF, respectively, and Matrix Trust Company held 71.59% in SGF, of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by the Trust Company of America, Ameritrade and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2017 and June 30, 2016 was as follows:

	For the period ended June 30, 2017

	Ordinary
	Income	Total
PSI Total Return Fund	$188,254	$188,254
PSI Strategic Growth Fund	155,912	155,912
PSI Calendar Effects Fund	499,581	499,581

	For the period ended June 30, 2016

	Ordinary
	Income	Total
PSI Total Return Fund	$234,345	$234,345
PSI Strategic Growth Fund	348,744	348,744
PSI Tactical Growth Fund	53,839	53,839

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

As of June 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(109,975)	$(5,899,014)	$(72,835)	$(6,081,824)
PSI Total Return Fund	618,578	—	(400,682)	(5,855,037)	105,299	(5,531,842)
PSI Strategic Growth Fund	—	—	(132,590)	(260,523)	(46,123)	(439,236)
PSI Tactical Growth Fund	1,666	—	(185,393)	(541,204)	69,342	(655,589)
PSI Calendar Effects Fund	—	—	(82,918)	—	(159,366)	(242,284)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI All Asset Fund	$109,975
PSI Total Return Fund	—
PSI Strategic Growth Fund	132,590
PSI Tactical Growth Fund	51,784
PSI Calendar Effects Fund	82,918

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI Total Return Fund	$400,682
PSI Tactical Growth Fund	133,609

At June 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$5,899,014	$—	$5,899,014	$2,401,372
PSI Total Return Fund	4,348,020	1,507,017	5,855,037	—
PSI Strategic Growth Fund	260,523	—	260,523	—
PSI Tactical Growth Fund	277,677	263,527	541,204	533,275

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for partnerships, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI All Asset Fund	$(308,546)	$304,423	$4,123
PSI Strategic Growth Fund	(429,651)	270,079	159,572
PSI Calendar Effects Fund	(30,822)	59,175	(28,353)

9.	NEW ACCOUNTING PRONOUCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2017

EXPENSE EXAMPLES (Unaudited)
June 30, 2017

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/17	6/30/17	1/1/17 – 6/30/17	1/1/17 – 6/30/17
PSI All Asset Fund	$1,000.00	$1,040.90	$9.61	1.90%
PSI Total Return Fund	$1,000.00	$1,024.80	$8.79	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,078.10	$9.79	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,052.30	$9.67	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,036.10	$9.59	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/17	6/30/17	1/1/17 – 6/30/17	1/1/17 – 6/30/17
PSI All Asset Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Total Return Fund	$1,000.00	$1,016.12	$8.75	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Calendar Effects Fund, (Adviser – Portfolio Strategies, Inc.)*

In connection with the regular meeting held on March 29-30, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“PSI”) and the Trust, with respect to the PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Calendar Effects Fund the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982, had assets under management of approximately $260 million and offered an array of investment management services. They considered the backgrounds of the key investment personnel, noting their educational backgrounds and that the team had considerable financial industry experience. They considered the adviser’s investment process for each PSI Fund, noting that it used data analysis from several research firms to determine appropriate investment style and positions for each PSI Fund. They also considered the adviser’s risk management process, noting that it utilized a blend of active and tactical allocation, inverse bond positions, mean reversion, and trend and quantitative analysis. They noted the adviser monitored compliance with each PSI Fund’s investment limitations by reviewing internal position reports alongside administrator and custodian bank reports. They considered the adviser’s broker selection process, noting that the adviser maintained an approved broker list created through analysis of data including execution, commissions, research and broker service, and that the analysis was conducted by the adviser’s brokerage committee. The Trustees considered that the adviser had a seasoned investment team with a conservative risk management style focused on minimizing volatility and capital preservation. The Trustees further noted that the adviser appeared to have remained consistent with its conservative investment philosophy.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective and discussed the Fund’s strategy. They observed that over the 3-year, 5-year and since inception time periods, the Fund underperformed its benchmark, Morningstar category median and peer group median. They also noted that over the 1-year period, the Fund substantially outperformed all of these comparison groups. They reasoned that the adverse longer-term performance appeared to come from a low standard deviation and lower Sharpe ratio that had cost the Fund returns. They observed that over the 1-year period, the Fund’s standard deviation was higher, which resulted in stronger returns and an improved Sharpe ratio. The Trustees concluded that the

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2017

adviser should be retained and evaluated to see if the recent positive performance will continue over a longer period.

PSI Total. The Trustees evaluated the performance of PSI Total, noting the Fund’s objective and discussing the strategy used to implement that objective. They noted that the Fund underperformed its benchmark, peer group median and category median over all time periods presented. They further observed that the Fund had a relatively unfavorable standard deviation and Sharpe ratio over each period. They considered that the tactical nature of the Fund may have contributed to the Fund’s relatively adverse performance. They recalled that the adviser stated that within the past year, it had implemented a change in the adviser’s strategy that appeared to have improved Fund performance. They concluded that by retaining the adviser and its revised strategy, the adviser had the potential to improve performance and provide a benefit to shareholders.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They observed that while the Fund underperformed its peer group median, benchmark and Morningstar category median over the 1-year and 3-year periods, the Fund outperformed its benchmark over the 5-year and since inception time periods. They reasoned that while the Fund had a generally favorable standard deviation and risk scores over the time periods presented, the Fund’s historical Sharpe ratios indicate that the Fund had given up returns in exchange for capital preservation. The Trustees considered the adviser’s assertion that it had taken steps to improve the model used to execute the strategy and believed that the changes would improve Fund performance. The Trustees concluded that based on longer-term performance and the adviser’s willingness to modify its approach, the adviser should be retained to continue improving Fund performance.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy. They observed that the Fund had achieved a relatively favorable standard deviation and positive risk scores over the time periods presented. They also noted that the Fund had underperformed its benchmark, category median and peer group median over all time periods presented, with the exceptions of outperforming the benchmark over the 5-year and 1-year periods. They further noted the Fund’s relatively unfavorable Sharpe ratio over the time periods presented, reasoning that the statistic led to the conclusion that the Fund was taking minimal risk and getting little return in exchange. They considered that the adviser had recently revised the strategy within the past year and believed that such changes were leading to improved performance. They concluded that in light of the adviser’s willingness to modify the strategy for the benefit of shareholders, the adviser should be retained to determine whether such strategy changes can produce improved risk adjusted returns in the future.

PSI Calendar. The Trustees reviewed the Fund’s performance, considered the Fund’s objective, and discussed the nature of the Fund’s calendar theory strategy. They observed that while the Fund’s Morningstar risk scores were generally favorable, the Fund had underperformed its benchmark, category median and peer group median over all time periods presented. The Trustees noted the adviser’s assertion that the strategy’s substantial use of defensive tactics had led to the favorable risk profile and underperformance. They also noted that the Fund’s historical Sharpe ratio was generally adverse compared to its category and peer group, and they reasoned that the statistic showed that the strategy’s risk control may be relatively inefficient. The Trustees considered that the adviser had indicated that the strategy had shown to be effective in separate accounts managed over a longer time period, and they

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2017

concluded that the adviser should be retained to determine if a longer market cycle would generate improvement in returns.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was higher than the peer group median, within the range of the peer group, and lower than the Morningstar category median. They further noted that the Fund’s net expense ratio was higher than both the peer group median and Morningstar category median, but within the ranges of both comparison groups. They considered the tactical nature of the strategy, and they also noted that the adviser had an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90%, as well as its net expense ratio, were higher than the medians of the peer group and Morningstar category, within the range of the peer group, and the highest within the category. They noted the adviser employed an active, tactical strategy. The Trustees considered the fact that the adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the Fund’s advisory fee, noting that the Fund’s advisory fee of 1.00% was the same as the peer group median, only marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They discussed the tactical nature of the adviser’s discipline with respect to the Fund. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees considered the Fund’s advisory fee of 1.00%. They observed that the fee was the same as the peer group median, marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They considered that the adviser employed a tactical discipline with respect to the Fund and that there was an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Calendar. The Trustees noted the Fund’s advisory fee of 1.00% was the same as the peer group median, only marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They considered that the adviser employed a tactical discipline with respect to the Fund. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2017

Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the advisory services provided to each Fund. They noted that the adviser had indicated its willingness to discuss the matter of breakpoints with the Trustees as each Fund grew, and anticipated realizing economies of scale once each Fund reached significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Calendar, a slight profit with respect to PSI Tactical and PSI Total, and reasonable profits with respect to PSI Strategic and PSI All Asset. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

			Number of
			Portfolios in
			Fund
Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012)	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired since 2011.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015)	5	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

6/30/17 – NLFT_v2

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Interested Trustees and Officers

Number of
Portfolios in
Fund
Complex***
Name, Address and	Position/Term of	Principal Occupation	Overseen by	Other Directorships held by
Year of Birth	Office**	During the Past Five Years	Trustee	Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013****	President of the Trust (2006-May 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since May 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since May 2017	Assistant Treasurer of the Trust (2006-2017); Senior Vice President - Fund Administration (2012-Present)	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since March 2017	Assistant Secretary of the Trust (2012-2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013)	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Andrew Rogers resigned from his position as President of the Trust effective June 1, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of June 30, 2017, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/17 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

1724 W Union Avenue, Suite 200

Tacoma, WA 98405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark

H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/31/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/31/17

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 8/31/17